EXHIBIT 24.01

                                POWER OF ATTORNEY

         WHEREAS, OGE ENERGY CORP., an Oklahoma corporation (herein referred to as the "Company"), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its annual report on Form 10-K for the year ended December 31, 1998; and

         WHEREAS, each of the undersigned holds the office or offices in the Company herein-below set opposite his or her name, respectively;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints STEVEN E. MOORE, JAMES R. HATFIELD and DONALD R. ROWLETT and each of them individually, his or her attorney with full power to act for him or her and in his or her name, place and stead, to sign his name in the capacity or capacities set forth below to said Form 10-K and to any and all amendments thereto, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 20th day of January 1999.

Steven E. Moore, Chairman, Principal
  Executive Officer and Director                     / s / Steven E. Moore
                                                   -----------------------------

Herbert H. Champlin, Director                        / s / Herbert H. Champlin
                                                   -----------------------------

Luke R. Corbett, Director                            / s / Luke R. Corbett
                                                   -----------------------------

William E. Durrett, Director                         / s / William E. Durrett
                                                   -----------------------------

Martha W. Griffin, Director                          / s / Martha W. Griffin
                                                   -----------------------------

Hugh L. Hembree, III, Director                       / s / Hugh L. Hembree, III
                                                   -----------------------------

Robert Kelley, Director                              / s / Robert Kelley
                                                   -----------------------------

Bill Swisher, Director                               / s / Bill Swisher
                                                   -----------------------------

Ronald H. White, M.D., Director                      / s / Ronald H. White, M.D.
                                                   -----------------------------

James R. Hatfield, Principal Financial Officer       / s / James R. Hatfield
                                                   -----------------------------

Donald R. Rowlett, Principal Accounting Officer      / s / Donald R. Rowlett
                                                   -----------------------------

STATE OF OKLAHOMA   )
                    ) SS
COUNTY OF OKLAHOMA  )

         On the date indicated above, before me, Lisa Thompson, Notary Public in and for said County and State, personally appeared the above named directors and officers of OGE ENERGY CORP., an Oklahoma corporation, and known to me to be the persons whose names are subscribed to the foregoing instrument, and they severally acknowledged to me that they executed the same as their own free act and deed.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the 20th day of January, 1999.
                                                 /s/ Lisa L. Thompson
                                                     Lisa L. Thompson
                                          Notary Public in and for the County
                                            of Oklahoma, State of Oklahoma
My Commission Expires:
January 16, 2000


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